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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



                                 DATE OF REPORT
                                  May 8, 1995




                              SL INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


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
         NEW JERSEY                 1-4987              21-0682685
         (State or other            (Commmision File    (I.R.S. Employer
         jurisdiction or             Number)             Identification
         incorporation)                                  Number)
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
                                     SUITE 306C
                                 520 FELLOWSHIP ROAD
                               MT. LAUREL, NEW JERSEY              08054
                      (Address of principal Executive offices)      (Zip Code)
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         Registrant's telephone number, including area code: (609) 727-1500


         The exhibit index is located on page 6.
         Total number of pages in the numbered original is 73.
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         ITEM 2.  ACQUISITION OF ASSETS


            On May 8, 1995, SL Industries, Inc. ("Registrant"), through its wholly-owned subsidiary formed solely for such purpose, SL Industries Acquisition Corp., a California corporation, acquired substantially all of the assets and properties (including without limitation, its name, accounts receivable, equipment, machinery, vehicles, work-in-process, finished goods, raw materials and supplies, inventory, contracts, patents, goodwill, know-how, and books and records) of Teal Electronics Corporation, a California corporation ("Teal"), subject to certain liabilities. Teal is engaged in the design and manufacture of custom low impedance power conditioners which are sold to OEM's and used to protect medical imaging systems, semiconductor production equipment, telecommunications systems, printing presses and other special purpose computerized systems.

           The Registrant intends to continue to use the assets and properties acquired in the same manner as used by Teal.

          The consideration paid by the Registrant, arrived at by negotiation between the parties, was $6,133,000, paid in cash at closing, and a contingent amount equal to 50% of the annual net profits of the business acquired from Teal in excess of $1,100,000, for each of the five fiscal years beginning May 1, 1995. In addition, Registrant and SL Industries Acquisition Corp. have assumed certain limited liabilities of Teal.

           The source of funding for the consideration paid is a credit agreement between Registrant and Mellon Bank, N.A., as agent for Mellon Bank, N.A., National Westminster Bank NJ, The Bank of New York National Association, and PNC Bank, National Association.

             There is no prior material relationship between Teal and Registrant, or any of Registrant's affiliates, directors or officers, or any associate of any such director or officer.


         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

             (a)  Financial Statements of Businesses Acquired.

                          The 1994 and 1993 Audited Balance Sheet and related 1994 and 1993 Audited Statements of Income and Cash Flows of Teal, and the interim financial statements required by Regulation S-X, cannot practicably be provided at the time this Report on Form 8-K is filed. The foregoing Financial Statements of Teal will be filed with the Securities and Exchange Commission under cover of Form 8-





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         K/A as soon as practicable, but in no event later than 60 days following the date of filing of this Report.

             (b)  Pro Forma Financial Information.

                          The Pro Forma Financial Information required by
         Article 11 of Regulation S-X cannot practicably be provided at the time this Report on Form 8-K is filed. The Pro Forma Financial Information will be filed with the Securities and Exchange Commission under cover of Form 8-K/A as soon as practicable, but in no event later than 60 days following the date of filing of this Report.

             (c)  Exhibits.

                          Exhibit 2.1. Asset Purchase Agreement dated May 1, 1995, by and among SL Industries, Inc., SL Industries Acquisition Corp., and Teal Electronics Corporation.

                          Exhibit 2.2. Agreement of Employment between SL Industries Acquisition Corp., and William D. Carpenter dated May 8, 1995.

                          Exhibit 2.3. Agreement of Employment between SL Industries Acquisition Corp., and William D. Bickel dated May 8, 1995.

                          Exhibit 2.4. Agreement of Employment between SL Industries Acquisition Corp., and Randall Redding dated May 8, 1995.

                          Exhibit 2.5. Covenant Not To Compete among SL Industries, Inc., SL Industries Acquisition Corp., and Robert C. McLoughlin dated May 8, 1995.

                          Exhibit 2.6. Covenant Not To Compete among SL Industries, Inc., SL Industries Acquisition Corp., and William D. Bickel dated May 8, 1995.

                          Exhibit 2.7. Covenant Not To Compete among SL Industries, Inc., SL Industries Acquisition Corp., and William D. Carpenter dated May 8, 1995.

                          Exhibit 2.8. Covenant Not To Compete among SL Industries, Inc., SL Industries Acquisition Corp., and Randall Redding dated May 8, 1995.





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                          Exhibit 2.9.     Covenant Not To Compete among SL
                          Industries, Inc., SL Industries Acquisition Corp., and Marvin Pilchen dated May 8, 1995.

                          Exhibit 2.10. Covenant Not To Compete among SL Industries, Inc., SL Industries Acquisition Corp., and Stephanie Kaupp dated May 8, 1995.





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                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




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
                                                    SL INDUSTRIES, INC.
                                                   -------------------------------
                                                         [Registrant]




         Dated:  May 18, 1995                By: /s/ Owen Farren
                                                ---------------------------------
                                                      [Signature]



                                            President & Chief Executive Officer
                                            -----------------------------------
                                                      [Title]

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                               INDEX TO EXHIBITS

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
         EXHIBIT                                                  PAGE
         -------                                                  ----

         Exhibit 2.1.     Asset Purchase Agreement dated
         May 1, 1995, by and among SL Industries, Inc., SL
         Industries Acquisition Corp., and Teal Electronics
         Corporation.                                               7

         Exhibit 2.2.     Agreement of Employment between
         SL Industries Acquisition Corp., and William D.
         Carpenter dated May 8, 1995.                              42

         Exhibit 2.3.     Agreement of Employment between
         SL Industries Acquisition Corp., and William D.
         Bickel dated May 8, 1995.                                 52

         Exhibit 2.4.     Agreement of Employment between
         SL Industries Acquisition Corp., and Randall
         Redding dated May 8, 1995.                                61

         Exhibit 2.5.     Covenant Not To Compete among
         SL Industries, Inc., SL Industries Acquisition
         Corp., and Robert C. McLaughlin dated May 8, 1995.        70

         Exhibit 2.6.     Covenant Not To Compete among
         SL Industries, Inc., SL Industries Acquisition
         Corp., and William D. Bickel dated May 8, 1995.           73

         Exhibit 2.7.     Covenant Not To Compete among
         SL Industries, Inc., SL Industries Acquisition
         Corp., and William D. Carpenter dated May 8, 1995.        73

         Exhibit 2.8.      Covenant Not To Compete among
         SL Industries, Inc., SL Industries Acquisition
         Corp., and Randall Redding dated May 8, 1995.             73

         Exhibit 2.9.     Covenant Not To Compete among
         SL Industries, Inc., SL Industries Acquisition
         Corp., and Marvin Pilchen dated May 8, 1995.              73

         Exhibit 2.10.    Covenant Not To Compete among
         SL Industries, Inc., SL Industries Acquisition
         Corp., and Stephanie Kaupp dated May 8, 1995.             73
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